SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 29, 2019

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 3.03	Material Modification to Rights of Security Holders.

 On May 29, 2019, Zion Oil & Gas, Inc. (the “Company”) executed an Amendment to certain Warrant Agent Agreements (the “Agreements”) between the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company with offices at 6201 15th Avenue, Brooklyn, NY 11219 (“AST”).  The Company has implemented Agreements with AST as the Company’s Warrant Agent (the “Warrant Agent”), under a Warrant Agent Agreement dated August 1, 2014 for the Warrant ZNWAA, under a Warrant Agent Agreement dated February 2, 2015 for the Warrant ZNWAD, under a Warrant Agent Agreement dated November 1, 2016 for the Warrant ZNWAE, under a Warrant Agent Agreement dated May 22, 2017 for the Warrant ZNWAF, under a Warrant Agent Agreement dated February 1, 2018 for the Warrant ZNWAH, under a Warrant Agent Agreement dated April 2, 2018 for the Warrant ZNWAI, under a Warrant Agent Agreement dated August 21, 2018 for the Warrant ZNWAJ and under the Warrant Agent Agreement dated December 7, 2018 for the warrant ZNWAK.

The Warrant ZNWAA has an expiration date of January 31, 2020, Warrant ZNWAD has an has an expiration date of May 2, 2020, Warrant ZNWAE has an expiration date of May 1, 2020, Warrant ZNWAF has an expiration date of August 14, 2020, Warrant ZNWAH has an expiration date of April 19, 2020, Warrant ZNWAI has an expiration date of June 29, 2020, Warrant ZNWAJ has an expiration date of October 29, 2020 and the Warrant ZNWAK has an expiration date of February 25, 2020.

Pursuant to Section 3.2 of the Warrant Agent Agreements, the Company in its sole discretion extended the duration of the above Warrants by delaying the Expiration Dates and such extension shall be identical in duration among all of the Warrants. The Company is extending the duration of the Warrant ZNWAA by one (1) year from the expiration date of January 31, 2020 to January 31, 2021. The Company is extending the duration of the Warrant ZNWAD by one (1) year from the expiration date of May 2, 2020 to May 2, 2021. The Company is extending the duration of the Warrant ZNWAE by one (1) year from the expiration date of May 1, 2020 to May 1, 2021. The Company is extending the duration of the Warrant ZNWAF by one (1) year from the expiration date of August 14, 2020 to August 14, 2021.The Company is extending the duration of the Warrant ZNWAH by one (1) year from the expiration date of April 19, 2020 to April 19, 2021. The Company is extending the duration of the Warrant ZNWAI by one (1) year from the expiration date of June 29, 2020 to June 29, 2021. The Company is extending the duration of the Warrant ZNWAJ by one (1) year from the expiration date of October 29, 2020 to October 29, 2021. The Company is extending the duration of the Warrant ZNWAK by one (1) year from the expiration date of February 25, 2020 to February 25, 2021.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	Amendment to Warrant Agent Agreements effective May 29, 2019 between Zion Oil & Gas, Inc. and American Stock Transfer & Trust Company, LLC, as Warrant Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil & Gas, Inc.

Date: May 29, 2019	By:	/s/ John M. Brown
John M. Brown
Chief Executive Officer

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